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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                  ------------



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): July 22, 2002



                             FLAGSTAR BANCORP, INC.
                             ----------------------
             (Exact name of Registrant as specified in its charter)


          Michigan                      0-22353                  38-3150651
          --------                      -------                  ----------
 (State or Other Jurisdiction         (Commission             (I.R.S. Employer
       of Incorporation)              File Number)           Identification No.)

                   5151 Corporate Drive, Troy, Michigan 48098
                   ------------------------------------------
                    (Address of principal executive offices)


                                 (248) 312-2000
                                 --------------
               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)

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Item 5. Other Events.

On July 22, 2001, the Registrant issued a press release announcing earnings of $26.4 million, or $0.85 per share - diluted, for the quarter ended June 30, 2002. The announced earnings constitute an increase of $8.9 million, or 50.9%, from net earnings of $17.5 million, or $0.60 per share on a diluted basis, reported for the comparable 2001 period. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in Item 5.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

   (a) - (b)      Not applicable.

         (c)      The following exhibit is filed as part of this report.

                  Exhibit 99.1      Press release dated July 22, 2002








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                            FLAGSTAR BANCORP, INC.


Date: July 22, 2002                         By: /s/ Michael W. Carrie
                                                --------------------------------
                                                Michael W. Carrie
                                                Executive Vice President and
                                                Chief Financial Officer
                                                (Duly Authorized Representative)


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                                 EXHIBIT INDEX

99.1            Press release dated July 22, 2002